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                                    EXHIBIT A
                                    ---------

                                                         FOR IMMEDIATE RELEASE



                     ABC ANNOUNCES CESSATION OF OPERATIONS
                     -------------------------------------

         Akron, Ohio, November 15, 2001 - ABC Dispensing Technologies, Inc. (OTC BB: ABCC.OB).

         ABC Dispensing Technologies, Inc. announced today that it has indefinitely ceased operations due to working capital deficiencies. The Company does not have sufficient assets to satisfy its monetary obligations. The Company is taking steps to wind up its affairs. Among other things, the Company does not have sufficient resources to continue reporting under the Securities Exchange Act of 1934.